UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)      September 13, 2006
Reynolds American Inc.
(Exact Name of Registrant as Specified in its Charter)

North Carolina	1-32258	20-0546644
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
401 North Main Street,
Winston-Salem, NC 27101
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code:      336-741-2000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
     On September 13, 2006, the Board of Directors of Reynolds American Inc. (“RAI”), based upon a recommendation from its Corporate Governance, Nominating and Leadership Development Committee (the “Governance Committee”), approved certain modifications to the compensation program for RAI’s non-employee directors. Such modifications, which will be effective January 1, 2007, include (1) an increase in the amount of the annual retainer from $57,000 to $60,000, (2) an increase in the amount of the Board meeting attendance fee from $1,250 to $1,500 per meeting and (3) an increase in the amount of the Committee meeting attendance fee to $1,500 per meeting for the Compensation Committee, Governance Committee and any special committee (from the prior per meeting fee for such committees of $1,350, $1,250 and $1,250, respectively). A summary of the benefits payable to RAI’s non-employee directors, reflecting the foregoing modifications as well as certain previous changes made to the Equity Incentive Award Plan for Directors of Reynolds American Inc. pursuant to that plan’s anti-dilution provisions (to take into account the impact of RAI’s 2-for-1 stock split paid in August 2006), is attached to this report as Exhibit 10.1 and is incorporated by reference herein.
     As previously announced, Ms. E. Julia (Judy) Lambeth is joining RAI as its Executive Vice President, General Counsel and Assistant Secretary. Pursuant to the terms of Ms. Lambeth’s employment offer letter with RAI (a copy of which was filed as exhibit 10.1 to RAI’s Current Report on Form 8-K dated August 19, 2006), RAI’s Board, at its September 13, 2006 meeting, approved a grant of an award to Ms. Lambeth under RAI’s Long-Term Incentive Plan (the “LTIP”). Such grant, effective on September 18, 2006 — Ms. Lambeth’s employment commencement date with RAI, was split evenly in value between performance units and shares of restricted RAI common stock. The number of performance units and the number of shares of restricted RAI common stock awarded to Ms. Lambeth on September 18, 2006 were — 600,000 performance units and 9,084 shares of restricted RAI common stock. The material terms of such awards are the same as the material terms of the performance units and shares of restricted RAI common stock which were granted to RAI’s executive officers on March 6, 2006 and described in RAI’s Current Report on Form 8-K dated February 1, 2006 (with such description being incorporated herein by reference), except that the minimum quarterly dividend vesting condition referred to in such earlier filed Form 8-K will be (with respect to Ms. Lambeth’s awards and the LTIP awards made in March 2006) $0.625 per share, instead of $1.25 per share, to take into account the effect of RAI’s 2-for-1 stock split paid in August 2006.
ITEM 9.01 Financial Statements and Exhibits
(d) Exhibits.

Number	Exhibit

10.1	Reynolds American Inc. Outside Directors’ Compensation Summary.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REYNOLDS AMERICAN INC.

	By:	/s/ McDara P. Folan, III

Name: McDara P. Folan, III Title: Senior Vice President, Deputy General Counsel and Secretary

Date: September 19, 2006

INDEX TO EXHIBITS

Number	Exhibit

10.1	Reynolds American Inc. Outside Directors’ Compensation Summary.